                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 15, 2005


                                ABLE ENERGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                     001-15035                  22-3520840
--------------------------------------------------------------------------------
(States or Other Jurisdiction    (Commission file Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


                198 GREEN POND ROAD, ROCKAWAY, NJ          07866
          -------------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)


        Registrants' telephone number, including area code (973) 625-1012
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 15, 2005, Able Energy, Inc. appointed Steven M. Vella as Chief Financial Officer. Mr. Vella, 42, served from 2003 through 2005 as Senior Director of Finance and Corporate Controller of QMed Inc., a public company providing fully configured, technology integrated and interactive disease management. From 1998 through 2002, Mr. Vella served as Vice President of Finance and Corporate Controller of Medical Resources Inc., a formerly public company that owns and manages fixed-site outpatient medical diagnostic imaging centers. A press release announcing Mr. Vella's appointment is attached as exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1    Press release of Able Energy, Inc., dated August 25, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 25th day of August, 2005.


                                 ABLE ENERGY, INC.


                                 By:       /s/ Christopher P. Westad
                                    --------------------------------------------
                                 Name:  Christopher P. Westad
                                 Title: President and Interim Chief Executive Officer